Exhibit 10.1

REAFFIRMATION AND RATIFICATION AGREEMENT

February 13, 2006

Laurus Master Fund, Ltd.

c/o Laurus Capital Management LLC

825 Third Avenue

New York, New York 10022

Ladies and Gentlemen:

Reference is made to the O’Donnell Stock Pledge Agreement (the “Stock Pledge Agreement”), dated as of April 29, 2005, between Laurus Master Fund, Ltd. (Laurus) and The Francis E. O’Donnell, Jr. Irrevocable Trust No. 1 (the “Pledgor”).

To induce Laurus to continue to provide additional financial accommodations to Accentia Biopharmaceuticals, Inc. (the “Parent”) in connection with the (i) the Second Amended and Restated Secured Convertible Term Note, dated as of April 29, 2005, as amended and restated as of August 16, 2005 and as of the date hereof issued by the Parent to Laurus (as amended, modified or supplemented, the “Amended and Restated Term Note”) pursuant to the Securities Purchase Agreement, dated as of April 29, 2005 between the Parent and Laurus (as amended, modified or supplemented, the “Securities Purchase Agreement”), (ii) the Second Amended and Restated Secured Convertible Minimum Borrowing Note, dated as of April 29, 2005, as amended and restated as of August 16, 2005 and as of the date hereof issued by the Company and The Analytica Group, Inc. (“Analytica” and, together with the Parent, the “Companies” and, each a “Company”) to Laurus (as amended, modified or supplemented, the “Amended and Restated Minimum Borrowing Note”) pursuant to the Amended and Restated Security Agreement, dated as of April 29, 2005 and amended and restated as of the date hereof between the Parent, Analytica and Laurus (as amended, modified or supplemented, the “Security Agreement”) and (iii) the Amended and Restated Secured Non-Convertible Revolving Note, dated as of April 29, 2005, as amended and restated as of the date hereof issued by the Company and Analytica to Laurus pursuant to the Security Agreement (as amended, modified or supplemented, the “Amended and Restated Revolving Note” and, together with the Security Agreement, the Amended and Restated Term Note and the Amended and Restated Minimum Borrowing Note, the “Amended and Restated Laurus Documents”), the undersigned hereby:

(a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the Amended and Restated Laurus Documents and the documents, instruments and agreements entered into in connection therewith;

(b) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Stock Pledge Agreement are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the Amended and Restated Laurus Documents;

Trust Ratification

(c) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under the Stock Pledge Agreement;

(d) acknowledges, ratifies and confirms the grant by the undersigned to Laurus of a security interest and charge, to the extent applicable, in the assets of such undersigned as more specifically set forth in the Stock Pledge Agreement; and

(e) acknowledges, ratifies and confirms that the term “Obligations” under the Stock Pledge Agreement include, without limitation, all obligations and liabilities of the Company and its Subsidiaries to Laurus under the Securities Purchase Agreement and the Related Agreements (as defined therein), Security Agreement and the Ancillary Agreements (as defined therein) and all other obligations and liabilities of the undersigned to Laurus (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent.

The Pledgor hereby represents and warrants to Laurus that (i) no Event of Default under the Stock Pledge Agreement exists on the date hereof, (ii) on the date hereof all representations, warranties and covenants made by the Pledgor in connection with the Stock Pledge Agreement are true, correct and complete and (iii) on the date hereof, all of the Pledgor’s covenant requirements under the Stock Pledge Agreement have been met.

Upon due execution, this letter agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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Very truly yours,

THE FRANCIS E. O’DONNELL, JR. IRREVOCABLE TRUST NO. 1

By:
Name:
Title:

ACCEPTED AND AGREED TO:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

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